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                     CLASS A, CLASS B AND CLASS C SHARES OF

                        AIM ADVISOR LARGE CAP VALUE FUND

                       Supplement dated December 8, 1999
          to the Prospectus dated May 3, 1999, as revised July 1, 1999

           Effective immediately the following replaces in its entirety the information appearing under the heading "OTHER INFORMATION - DIVIDENDS AND DISTRIBUTIONS" on page 4 of the prospectus:

"DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly. Following the December 1999 quarterly dividend, the fund will begin declaring and paying dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually."